SECURITIES AND EXCHANGE COMMISSION
			   WASHINGTON, DC 20549



                               SCHEDULE 13G
      INFORMATION STATEMENT PURSUANT TO RULES 13d-1(b) AND 13d-
                 2(b) UNDER THE SECURITIES EXCHANGE ACT OF 1934
                            (AMENDMENT NO. )



                       AFFILIATED COMMUNITY BANCORP

                             (Name of Issuer)

                               COMMON STOCK

                      (Title of Class of Securities)

				008188104

                              (CUSIP Number)








     Check the following box if a fee is being paid with this statement . (A fee is not required only if the filing person:
(1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).




____________________
     1The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

     The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 008188104           13G            Page 1  of 5 Pages

1.   NAME OF REPORTING PERSONS
      S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS:

                      SMITH BREEDEN ASSOCIATES, INC.
                   I.R.S. IDENTIFICATION NO. 48-0938275

2.   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                       (a)
                                                       (b)

3.   SEC USE ONLY


4.   CITIZENSHIP OR PLACE OF ORGANIZATION

                              STATE OF KANSAS

NUMBER OF      5.   SOLE VOTING POWER
SHARES                   323,500
BENEFICIALLY
OWNED BY       6.   SHARED VOTING POWER
EACH                     -0-
REPORTING
PERSON WITH    7.   SOLE DISPOSITIVE POWER
                         323,500

               8.   SHARED DISPOSITIVE POWER
                         -0-

9.   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                         323,500

10.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES
     CERTAIN SHARES*

11.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                        6.106%

12.  TYPE OF REPORTING PERSON*

                          IA









                   *SEE INSTRUCTIONS BEFORE FILLING OUT!

CUSIP No. 008188104           13G            Page  2 of 5 Pages

1.   NAME OF REPORTING PERSONS
      S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS:

                            DOUGLAS T. BREEDEN
                            S.S.# ###-##-####

2.   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                       (a)
                                                       (b)

3.   SEC USE ONLY


4.   CITIZENSHIP OR PLACE OF ORGANIZATION

                         UNITED STATES OF AMERICA

NUMBER OF      5.   SOLE VOTING POWER
SHARES                   323,500
BENEFICIALLY
OWNED BY       6.   SHARED VOTING POWER
EACH                     -0-
REPORTING
PERSON WITH    7.   SOLE DISPOSITIVE POWER
                         323,500

               8.   SHARED DISPOSITIVE POWER
                         -0-

9.   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
                         323,500


10.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES
     CERTAIN SHARES*

11.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                        6.106%

12.  TYPE OF REPORTING PERSON*

                          IN









                   *SEE INSTRUCTIONS BEFORE FILLING OUT!

Item 1(a).     Name of Issuer:

               AFFILIATED COMMUNITY BANCORP

Item 1(b).     Address of Issuer's Principal Executive Offices:

               716 Main Street, Waltham, Massachusetts 02154

Item 2(a).     Name of Person(s) Filing:

                SMITH BREEDEN ASSOCIATES, INC.
                DOUGLAS T. BREEDEN

Item 2(b).     Address of Principal Business Office, or, if None,
               Residence:

               100 Europa Drive, Suite 200, Chapel Hill, NC 27514

Item 2(c).     Citizenship:

               Smith Breeden Associates, Inc. is a registered
               Investment Adviser, organized in the State of Kansas; Douglas T. Breeden is a citizen of the United States of America

Item 2(d).     Title of Class of Securities:

               Common Stock

Item 2(e).     CUSIP Number:

               008188104

Item 3. If this statement is filed pursuant to Rules 13d-1(b) or 13d-2(b), check whether the person filing is a:

     (a) Broker or dealer registered under Section 15 of the Act,
     (b)    Bank as defined in Section 3(a)(6) of the Act,
     (c) Insurance Company as defined in Section 3(a)(19) of the Act,
     (d) Investment Company registered under Section 8 of the Investment Company Act,
     (e) X Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940,
     (f) Employee Benefit Plan, Pension Fund which is subject to the provisions of the Employee Retirement Income Securities Act of 1974 or Endowment Fund; see 13d 1(b)(1)(ii)(F),
     (g) Parent Holding Company, in accordance with Rule 13d-1(b)(ii)(G); see Item 7,
     (h)    Group, in accordance with Rule 13d-1(b)(1)(ii)(H).

Item 4.   Ownership.

     (a) Amount beneficially owned:(See Exhibit A attached hereto) 323,500

     (b)  Percent of class:
          6.106%

     (c)  Number of shares as to which such person has:
     (i)       Sole power to vote or to direct the vote:
               323,500
     (ii)      Shared power to vote or to direct the vote: -0-
     (iii)     Sole power to dispose or to direct the disposition
               of:  323,500
     (iv) Shared power to dispose or to direct the disposition of: -0-

Item 5.   Ownership of Five Percent or Less of a Class.

          Not applicable.

Item 6.   Ownership of More than Five Percent on Behalf of Another
          Person.

          Not applicable.

Item 7. Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the Parent
          Holding Company.

          Not applicable.

Item 8.   Identification and Classification of Members of the
          Group.

          Not applicable.

Item 9.   Notice of Dissolution of Group.

          Not applicable.

Item 10.  Certification.
          By signing below, I certify that, to the best of my knowledge and belief, the securities referred to above were acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purpose or effect.

                                 SIGNATURE

          After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

          				   February 13, 1996
                                          (Date)

					  /S/ Douglas T. Breeden
                                          (Signature)


                                          Douglas T. Breeden, as
                                          President of the Investment
                                          Adviser and Individually
					  (Name/Title)

                                 EXHIBIT A


  Smith Breeden Associates, Inc. holds 323,500 shares of the Common Stock of Affiliated Community Bancorp (the "Shares"). Douglas T. Breeden owns 70.8% of the voting stock of Smith Breeden Associates, and by virtue of this ownership owns and has control over the Shares.